UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 14, 2004

SERACARE LIFE SCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

California	0-33045	33-0056054
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1935 Avenida del Oro, Suite F Oceanside, CA		92056
(Address of principal executive offices)		(Zip Code)

(760) 806-8922

Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

On September 16, 2004, SeraCare Life Sciences, Inc. (the “Company”) filed an initial Current Report on Form 8-K (the “Initial Current Report”) with the Securities and Exchange Commission (the “SEC”) reporting the acquisition of substantially all of the assets of the BBI Diagnostics and BBI Biotech Research Laboratories, Inc. divisions of Boston Biomedica, Inc., a Massachusetts corporation (“BBI”). On November 29, 2004, the Company filed a Current Report on Form 8-K with the SEC to amend Item 9.01 of the Initial Current Report to include the Company’s pro forma financial information required by Item 9.01(b). This Current Report further amends Item 9.01 of the Initial Current Report to include the financial statements of the acquired business required by Item 9.01(a) and to update the Company’s pro forma financial information required by Item 9.01(b). This Current Report also amends Items 1.01 and 2.01 of the Initial Current Report to include a description of the Closing Balance Sheet Agreement.

Item 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The Company has entered into a Closing Balance Sheet Agreement, dated February 17, 2005 with Pressure BioSciences, Inc. (formerly known as Boston Biomedica, Inc., “PBI”) and PBI Biotech Research Laboratories, Inc. (formerly known as BBI Biotech Research Laboratories, Inc., “PBI Biotech”). Pursuant to the terms of the Closing Balance Sheet Agreement, $1.0 million of the amount previously escrowed by the parties will be released from escrow to the Company in satisfaction of the adjustments requested by the Company in connection with the net assets test provided for in that certain Asset Purchase Agreement, dated April 16, 2004, by and among the Company, PBI and PBI Biotech (the “Asset Purchase Agreement”).

The foregoing summary of the Closing Balance Sheet Agreement is qualified in its entirety by reference to the text of the Closing Balance Sheet Agreement, a copy of which is filed as Exhibit 10.11 to this Current Report and incorporated herein by this reference.

Item 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As described in Item 1.01 of this Current Report, pursuant to the terms of the Closing Balance Sheet Agreement, $1.0 million of the amount previously escrowed by the parties has been released from escrow to the Company in satisfaction of the adjustments requested by the Company in connection with the net assets test provided for in the Asset Purchase Agreement.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired.

Independent Registered Public Accounting Firm’s Report, and (i) BBI’s Audited Balance Sheets as of December 31, 2003 and 2002; (ii) BBI’s Audited Statements of Operations, Changes in Stockholders’ Equity and Cash Flows for the years ended December 31, 2003 and 2002; and (iii) Notes to BBI’s Audited Consolidated Financial Statements are filed with this Current Report as Exhibit 99.2 and are incorporated herein by reference.

The Unaudited Condensed Consolidated Statements of Operations and Cash Flows for BBI and its subsidiaries for the six months ended June 30, 2004 and 2003 and the Notes to the Unaudited Condensed Consolidated Statements of Operations and Cash Flows for BBI and its subsidiaries are filed with this Current Report as Exhibit 99.3 and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The Company’s Unaudited Pro Forma Consolidated Statement of Operations for the year ended September 30, 2004 and Notes to the Company’s Unaudited Pro Forma Consolidated Statement of Operations are filed with this Current Report as Exhibit 99.4 and are incorporated herein by reference. A pro forma condensed balance sheet as of September 30, 2004 has not been included as the acquisition of substantially all of the assets of the BBI Diagnostics and BBI Biotech Research Laboratories, Inc. divisions of BBI was consummated prior to September 30, 2004 and is reflected in the Company’s balance sheet included in the Company’s annual report on Form 10-K for its fiscal year ended September 30, 2004.

(c)	Exhibits.

The exhibits to this Current Report are listed in the Exhibit Index set forth elsewhere herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2005	SERACARE LIFE SCIENCES, INC.

/S/ JERRY L. BURDICK
Jerry L. Burdick,
Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1*†	Revolving/Term Credit and Security Agreement, dated as of September 14, 2004, among SeraCare Life Sciences, Inc., the lenders named therein, Union Bank of California, N.A. as the Administrative Agent and Brown Brothers Harriman & Co. as the Collateral Agent, excluding the exhibits and schedules thereto, except for the forms of note issued thereunder.

10.2*	Subordinated Note Agreement, dated as of September 14, 2004, among the noteholders named therein and David Barrett Inc. as administrative agent for the noteholders, including the form of note issued thereunder.

10.3*	Assumption and Modification Agreement, dated as of September 14, 2004, between SeraCare Life Sciences, Inc. and Commerce Bank & Trust Company.

10.4*	Guaranty, dated as of September 14, 2004, made by SeraCare Life Sciences, Inc. in favor of Commerce Bank & Trust Company.

10.5*	Loan Agreement, dated March 31, 2000, between Boston Biomedica, Inc. and Commerce Bank & Trust Company.

10.6*	Allonge to Loan Agreement, dated August 15, 2002, between Boston Biomedica, Inc. and Commerce Bank & Trust Company.

10.7*	Agreement, dated March 27, 2003, between Boston Biomedica, Inc. and Commerce Bank & Trust Company.

10.8*	$2,900,000 Note, dated March 31, 2000, issued by Boston Biomedica, Inc. and payable to the order of Commerce Bank & Trust Company.

10.9*	Mortgage and Security Agreement, dated March 31, 2000, granted by Boston Biomedica, Inc. to Commerce Bank & Trust Company.

10.10	Asset Purchase Agreement, dated April 16, 2004, by and among SeraCare Life Sciences, Inc., Boston Biomedica, Inc. and BBI Biotech Research Laboratories, Inc. (incorporated by reference to Exhibit 2.1 of the Form 8-K filed with the Securities and Exchange Commission on April 16, 2004).

10.11	Closing Balance Sheet Agreement, dated February 17, 2005, by and among the SeraCare Life Sciences, Inc., Pressure BioSciences, Inc. (formerly known as Boston Biomedica, Inc.) and PBI Biotech Research Laboratories, Inc. (formerly known as BBI Biotech Research Laboratories, Inc.).

10.12	Form of Subscription Agreement between SeraCare Life Sciences, Inc. and the purchasers named on the list of purchasers attached thereto (incorporated by reference to Exhibit 10.1 of the Form 8-K filed with the Securities and Exchange Commission on July 9, 2004).

10.13	Form of Registration Rights Agreement between SeraCare Life Sciences, Inc. and the purchasers named on the list of purchasers attached thereto (incorporated by reference to Exhibit 10.2 of the Form 8-K filed with the Securities and Exchange Commission on July 9, 2004).

23.1	Consent of Weinberg & Company, P.A.

99.1*	Text of press release of SeraCare Life Sciences, Inc., issued September 15, 2004.

99.2	Independent Registered Public Accounting Firm’s Report, and (i) BBI’s Audited Consolidated Balance Sheets as of December 31, 2003 and 2002; (ii) BBI’s Audited Consolidated Statements of Operations, Changes in Stockholders’ Equity and Cash Flows for the years ended December 31, 2003 and 2002; and (iii) Notes to BBI’s Audited Consolidated Financial Statements.

99.3	The Unaudited Condensed Consolidated Statements of Operations and Cash Flows for BBI and its subsidiaries for the six months ended June 30, 2004 and 2003 and the Notes to the Unaudited Condensed Consolidated Statements of Operations and Cash Flows for BBI and its subsidiaries.

99.4	The Company’s Unaudited Pro Forma Consolidated Statement of Operations for the year ended September 30, 2004 and Notes to the Company’s Unaudited Pro Forma Consolidated Statement of Operations.

*	Incorporated by reference to the same exhibit of the Form 8-K, filed with the Securities and Exchange Commission on September 16, 2004.

†	Confidential treatment has been granted for a portion of this agreement.